UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 27, 2006

STAR MARITIME ACQUISITION CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-32685	20-2873585
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Schwartz & Weiss, P.C.
457 Madison Avenue
New York, NY 10022
(Address of principal executive offices and zip code)

Registrant's telephone number, including area code: (212) 752-3100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS.

Maxim Group LLC, the lead managing underwriter for the initial public offering of Star Maritime Acquisition Corporation (the “Company”), which was consummated on December 21, 2005, has notified the Company that commencing on Monday, February 27, 2006, there will be a mandatory separation of the Company’s units into shares of common stock and warrants to purchase common stock. At the open of the market, the units shall cease trading and the shares of common stock and warrants to purchase common stock included in the units will trade separately.

A copy of the Press Release issued by the Company announcing the separate trading of the securities underlying the units is attached hereto as Exhibit 99.1.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits.

99.1	Press Release dated February 24, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STAR MARITIME ACQUISITION CORPORATION

Dated: February 27, 2006	By:	/s/ Prokopios (Akis) Tsirigakis
Prokopios (Akis) Tsirigakis
Chairman and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated February 24, 2006